UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 October 6, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45241            22-3542636
       ------------                -------------        --------------
(State or other jurisdiction        (Commission         (IRS Employer
         of incorporation)          File Number)         Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

Item 3.02  UNREGISTERED SALE OF EQUITY SECURITIES
           --------------------------------------

         On October 6, 2004, Registrant sold in a private placement through Indigo Securities LLC, the Placement Agent, 379,121 shares of its Series A Preferred Stock, par value $0.01 per share (the "PREFERRED SHARES") at a price of $12.30 per share, each share convertible into ten shares of Common Stock, or an aggregate of 3,791,210 shares of Common Stock. Purchasers of the Preferred Shares (the "INVESTORS") received for each Preferred Share acquired two Common Stock purchase warrants, one exercisable on or prior to December 31, 2005 and the other exercisable on or prior to the fifth anniversary of the date upon which the registration statement described below is declared effective. Each warrant represents the right to purchase five shares of Common Stock, or an aggregate of 3,791,210 shares of Common Stock for both warrants at an exercise price of $1.54 per share. The private placement of the Preferred Shares and the warrants was made pursuant to Subscription Agreements between the Registrant and each purchaser of Preferred Shares. Pursuant to the Subscription Agreements, the Placement Agent may place up to an additional $1,936,804.70 of Preferred Shares until October 26, 2004.

         The gross proceeds of the sale was $4,663,195.30 before payment of $439,719.53 in commissions to the Placement Agent and selected dealers. Registrant is also to bear the legal fees and expenses of the Agent's counsel not to exceed $75,000 and legal fees and expenses of one counsel for the Investors of $25,000. Pursuant to the Placement Agent Agreement, the Company issued to the Placement Agent and its designees Common Stock purchase warrants to purchase 357,495 shares of Common Stock at an exercise price of $1.23 per share exercisable on or prior to the fifth anniversary of the date upon which the registration statement described below is declared effective.

         See Item 5.03 for information as to the terms of the Preferred Shares.

         Holders of the Preferred Shares are provided demand and piggy-back registration rights at Registrant's expense. Registrant also has agreed to register under the Securities Act of 1933 (the "ACT") for resale the shares of Common Stock issuable upon conversion of the Preferred Shares, upon exercise of the warrants (including the Placement Agent's warrants) and as payment of dividends on the Preferred Shares within 90 days of the closing of the private placement, with a penalty of 2% of the purchase price for each 30 day period during which the registration statement has not been declared effective after such 90 day period (PRO RATA for a partial month), but not to exceed an aggregate of 16% of the purchase price.

         Each of the purchasers of the Preferred Shares has represented that the purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The Preferred Shares and warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Registration D thereunder.

Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
          ---------------------------------------------------

         See Item 5.03 for the filing by Registrant of the Certificate of Designation, Preferences and Rights of Series A Preferred Stock which provides among other things for preferential rights of the Series A Preferred Stock as to dividends and liquidation over those of the Common Stock and the prohibition of the payment of dividends on the Common Stock without the consent of the holders of a majority of the then outstanding shares of Series A Preferred.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.
          ----------------------------------------------------------------------

         On October 6, 2004, pursuant to the authority of its Board of Directors, Registrant filed with the Secretary of State of Delaware the Certificate of Designations, Preferences and Rights of Series A Preferred Stock (the "PREFERRED CERTIFICATE").

         The Preferred Shares are to accrue dividends at the rate of 8% per annum on their purchase price of $12.30 per share payable, at the Registrant's option, in cash or shares of Common Stock with each share of Common Stock so issued to be valued at its Current Market Price as defined in the Preferred Certificate. No payment or dividends may be payable on Common Stock or any other capital stock ranked junior to the Preferred Shares prior to the satisfaction of the dividend obligation on the Preferred Shares.

         Each Preferred Share will be entitled to a preference equal to the per share purchase price ($12.30 subject to adjustment) plus accrued but unpaid dividends upon the liquidation, dissolution or winding-up of the Registrant, or a Change of Control Event, which preference is senior to the Common Stock. In addition, each Preferred Share participates on an as converted basis with the Common Stock with respect to any remaining assets after the distribution on the Preferred Shares as described in the preceding sentence. A "Change in Control Event" is defined to mean the first to occur of (i) a sale of all or substantially all of the assets of the Registrant, (ii) an acquisition, reorganization, merger, consolidation of the Registrant or a similar transaction (except for a consolidation or merger where the holders of capital stock prior to the merger or consolidation possess more than 50% of the voting power immediately after the merger or consolidation), or (iii) a transaction or series of transactions in which a person or group of person as a group acquire 50% or more of the Common Stock on a fully diluted basis or of the voting power of the Registrant, unless the consideration paid for the Preferred Shares (on an as converted basis) in any such transactions is more than $3.69 per share (subject to adjustment) or the event is approved by the holders of a majority of the outstanding Preferred Shares.

         The Preferred Shares as a class will have the right to elect one Director with the Placement Agent (see Item 3.02) to make the first designation. The holders of Preferred Shares will vote with the holders of shares of Common Stock as one class with each Preferred Share entitled to such number of votes equal to the number of shares of Common Stock into which the Preferred Share is then convertible.

         So long as at least 20% of the Preferred Shares issued by the Registrant are outstanding certain actions may not be effected by the Registrant without the prior consent of the holders of a majority of the then outstanding Preferred Shares including a change in the terms of the Preferred Shares, issuance of equity security having a preference senior or pari passu with the Preferred Shares, certain changes to the Registrant's Certificate of Incorporation or By-laws, incurrence of indebtedness for borrowed money with certain exceptions, redemption of shares of Common Stock with certain exceptions, loans other than in the ordinary course of business with certain exceptions, certain insider transactions, and declaration or payment of dividends other than (i) upon the Preferred Shares, or (ii) connection with a split of the Common Stock.

         Each Preferred Share is convertible into ten shares of Common Stock. The conversion rate is subject to adjustment for certain events including, dividends, stock splits, combinations and the sale of Common Stock or securities convertible into or exercisable for Common Stock at a price less than $1.23 (subject to adjustment). The Preferred Shares are to be automatically converted into shares of Common Stock in the event of (i) notice from holders of a majority of the Preferred Shares, or (ii) the Registrant provides written notice to the holder that the Current Market Price, as defined, of Common Stock for the immediate prior 30 consecutive trading days as defined, exceeded $3.69 (subject to adjustment) at an average daily trading volume of at least 50,000 shares per day on each such trading day, or (iii) the occurrence of a transaction which values Preferred Shares (on an as converted basis) at $3.69 per share (subject to adjustment) or greater and the consideration to be paid to the Preferred Shareholders is cash or shares which are traded on a national securities exchange or NASDAQ and are registered under the Act for resale or (iv) concurrently with a closing of a public offering of Common Stock at a price equal to at least $3.69 per share (subject to adjustment) with proceeds to the Registrant of at least $20,000,000.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

         a) Not applicable.

         b) Not applicable.

         c) Exhibits


         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 3.1                            Certificate of Designations, Preferences and Rights of Series A Preferred
                                                Stock as filed with the Secretary of State of Delaware
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 4.5                            Form of Series A Preferred Stock Certificate
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 4.6                            Form of Short Term Warrant to purchase Common Stock
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 4.7                            Form of Long Term Warrant to purchase Common Stock
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 4.8                            Form of Warrant issued to Placement Agent
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 10.11                          Form of Subscription Agreement
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 10.12                          Registration Rights Agreement by and among the Registrant and the purchasers of the Series A Preferred Stock
         -------------------------------------- --------------------------------------------------------------------------------
         Exhibit 10.13                          Placement Agent Agreement by and between the Registrant and Indigo Securities,
                                                LLC
         -------------------------------------- --------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Elite Pharmaceuticals, Inc.


Date: October 11, 2004                               By: /s/ Bernard Berk
                                                         ----------------
                                                         Bernard Berk
                                                         Chief Executive Officer